UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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HL ACQUISITIONS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HL ACQUISITIONS CORP.
499 Park Avenue, 12th Floor
New York, New York 10022

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 2, 2020

TO THE SHAREHOLDERS OF HL ACQUISITIONS CORP.:

You are cordially invited to attend the extraordinary general meeting (the “extraordinary general meeting”) of shareholders of HL Acquisitions Corp. (the “Company,” “HL,” “we,” “us” or “our”) to be held at 9:00 a.m. EST on October 2, 2020 at the offices of the Company’s U.S. counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposal:

●	a proposal to approve an extension (the “Extension”) to the date by which the Company has to consummate a business combination from October 2, 2020 to January 2, 2020 (the “Extended Date”).

The Extension and the Extended Date are together referred to as the “Extension Amendment Proposal”. The Extension Amendment Proposal is more fully described in the accompanying proxy statement.

If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two (2) business days in advance of the extraordinary general meeting by contacting our counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, NY 10174, telephone (212) 818-8800. See “Questions and Answers about the Extraordinary General Meeting – How do I attend the extraordinary general meeting in person?” for more information.

As previously disclosed, on June 6, 2020, the Company entered into a Business Combination Agreement, which was amended and restated on August 25, 2020 (“Business Combination Agreement”), with Fusion Welcome – Fuel, S.A., a public limited company domiciled in Portugal, sociedade anónima (“Fusion Fuel”), Fusion Fuel Green Limited, formerly known as Dolya Holdco 3 Limited, a private limited company domiciled in Ireland (“Parent”), Fusion Fuel Atlantic Limited, a British Virgin Islands business company and wholly owned subsidiary of Parent (“Merger Sub”), and the shareholders of Fusion Fuel (“Fusion Fuel Shareholders”). Pursuant to the Business Combination Agreement, and as a result of the transactions contemplated therein, Parent will become the holding company for Fusion Fuel and the Company.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination with Fusion Fuel or another proposed business combination (referred to herein as an “initial business combination”). The Company’s prospectus for its initial public offering (“IPO”) and its memorandum and articles of association (the “M&A”) originally provided that the Company had only until January 2, 2020 to complete a business combination. On January 2, 2020, the Company amended the M&A to provide that the Company would have until March 2, 2020 to complete an initial business combination; on March 2, 2020, the Company amended the M&A to provide that the Company would have until July 2, 2020 to complete an initial business combination; and on July 2, 2020, the Company further amended the M&A to provide that the Company would have until October 2, 2020 to complete an initial business combination (the “Amended M&A”). The Company’s board of directors has determined that it may not be able to consummate the business combination with Fusion Fuel by October 2, 2020, the current deadline provided for in the Amended M&A for the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal in order to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The holders of ordinary shares issued in the Company’s IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. The per-share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.57. The closing price of the Company’s ordinary shares on the record date was $___. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $___ [more][less] than if he sold his shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per-share pro rata portion of the trust account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and the Company is unable to consummate its business combination with Fusion Fuel by October 2, 2020, the Extension will not be implemented and, in accordance with our Amended M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

The Company’s board of directors has fixed the close of business on September 4, 2020 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the extraordinary general meeting will be available for ten days before the extraordinary general meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the extraordinary general meeting.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment Proposal is fair to and in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

September ___, 2020	By Order of the Board of Directors

/s/ Jeffrey Schwarz
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote in person at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on October 2, 2020: This notice of meeting and the accompany proxy statement are available at [●].

HL ACQUISITIONS CORP.
499 Park Avenue 12th Floor
New York, New York 10022

TO THE SHAREHOLDERS OF HL ACQUISITIONS CORP.:
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 2, 2020

PROXY STATEMENT

HL Acquisitions Corp. (the “Company,” “HL,” “we,” “us” or “our”), a British Virgin Islands company, is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the extraordinary general meeting to be held at 9:00 a.m. EST on October 2, 2020, at the offices of the Company’s U.S. counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

At the extraordinary general meeting, the following proposal will be considered and voted upon:

●	a proposal to approve an extension (the “Extension”) to the date by which the Company has to consummate a business combination from October 2, 2020 to January 2, 2020 (the “Extended Date”).

The Extension and the Extended Date are together referred to as the “Extension Amendment Proposal”. The Extension Amendment Proposal is more fully described below.

If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two (2) business days in advance of the extraordinary general meeting by contacting our counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, NY 10174, telephone (212) 818-8800. See “Questions and Answers about the Extraordinary General Meeting – How do I attend the extraordinary general meeting in person?” for more information.

As previously disclosed, on June 6, 2020, the Company entered into a Business Combination Agreement, which was amended and restated on August 25, 2020 (“Business Combination Agreement”), with Fusion Welcome – Fuel, S.A., a public limited company domiciled in Portugal, sociedade anónima (“Fusion Fuel”), Fusion Fuel Green Limited, formerly known as Dolya Holdco 3 Limited, a private limited company domiciled in Ireland (“Parent”), Fusion Fuel Atlantic Limited, a British Virgin Islands business company and wholly owned subsidiary of Parent (“Merger Sub”), and the shareholders of Fusion Fuel (“Fusion Fuel Shareholders”). Pursuant to the Business Combination Agreement, and as a result of the transactions contemplated therein, Parent will become the holding company for Fusion Fuel and the Company.

The purpose of the Extension Amendment Proposal is to further extend the date that the Company has to consummate its initial business combination with Fusion Fuel or another proposed business combination (referred to herein as an “initial business combination”). The Company’s amended and restated memorandum and articles of association (the “Amended M&A”) provide that the Company has only until October 2, 2020 to complete a business combination. The Company’s board of directors has determined that it may not be able to consummate the business combination with Fusion Fuel by October 2, 2020, the current deadline provided for in the Amended M&A for the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our shareholders to approve the Extension Amendment to further extend the date that the Company has to consummate an initial business combination to the Extended Date.

The holders of ordinary shares issued in the IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversions”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Conversions.

If the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $53.86 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants and rights will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved and the Company is unable to consummate its business combination with Fusion Fuel by October 2, 2020, the Extension will not be implemented and, in accordance with our Amended M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of ordinary shares issued prior to the IPO (“insider shares”) have waived their rights to participate in any liquidation distribution with respect to the 1,375,000 insider shares. Additionally, the holders of an aggregate of 88,235 ordinary shares issued to EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, and its designees (the “representative shares”) have waived their rights to participate in any liquidation distribution with respect to such shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants and rights, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, MCP V — Bushwick LLC, an affiliate of Jeffrey Schwarz, the Company’s Chief Executive Officer, has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, MCP V — Bushwick LLC will not be responsible for such third party claims. Furthermore, it will not be liable to our public shareholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that MCP V — Bushwick LLC will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.57, without taking into account any interest. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $10.57, due to unforeseen claims of creditors.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company in connection with the completion of an initial business combination on or before the Extended Date. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on the Company’s initial business combination, if any, through the Extended Date if the Extension is implemented.

The record date for the extraordinary general meeting is September 4, 2020. Record holders of ordinary shares of the Company at the close of business on the record date are entitled to vote or have their votes cast at the extraordinary general meeting. On the record date, there were 6,560,751 outstanding ordinary shares, including 5,097,516 outstanding public shares. The Company’s warrants and rights do not have voting rights.

This proxy statement contains important information about the extraordinary general meeting and the proposal described herein. Please read it carefully and vote your shares.

This proxy statement is dated September [●], 2020 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in the British Virgin Islands on February 23, 2018. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. In July 2018, the Company consummated its IPO from which it derived gross proceeds of $55,000,000 (including $5,000,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, our M&A provided for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, January 2, 2020). The Company was not able to consummate an initial business combination by such date and on January 2, 2020, the Company’s shareholders approved an amendment to the M&A and an extension of time to consummate an initial business combination to March 2, 2020. On March 2, 2020, the Company’s shareholders approved a further amendment to the M&A and an extension of time to consummate an initial business combination to July 2, 2020, and on July 2, 2020, the Company’s shareholders provided a third amendment to the M&A and an extension of time to consummate an initial business combination to October 2, 2020.

On June 6, 2020, the Company entered into the Business Combination Agreement (which was amended and restated on August 25, 2020) with Fusion Fuel, Parent, Merger Sub, and the Fusion Fuel Shareholders. The Company’s board of directors has determined that it may need additional time to consummate its initial business combination with Fusion Fuel. Accordingly, the board has determined that it is in the best interests of the shareholders to continue the Company’s existence until the Extended Date in case such additional amount of time is necessary. The Company is therefore holding this extraordinary general meeting to vote on the Extension Amendment Proposal.

Q. What is being voted on?	A. You are being asked to vote on a proposal to approve an extension to the date by which the Company has to consummate a business combination from October 2, 2020 to the Extended Date.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating an initial business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Conversions.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $53.86 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and the Company is unable to consummate its business combination with Fusion Fuel by October 2, 2020, the Extension will not be implemented and, in accordance with our Amended M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, MCP V — Bushwick LLC has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?	A. The Company’s Amended M&A and the resolution of shareholders passed on July 2, 2020 currently provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before October 2, 2020.

On June 6, 2020, the Company entered into the Business Combination Agreement (which was amended and restated on August 25, 2020) with Fusion Fuel, Parent, Merger Sub, and the Fusion Fuel Shareholders. The Company’s board of directors has determined that it may need additional time to consummate its initial business combination with Fusion Fuel. Accordingly, the board has determined that it is in the best interests of the shareholders to continue the Company’s existence until the Extended Date in case such additional amount of time is necessary.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on the proposed business combination with Fusion Fuel or any other proposed transaction at this time. If the Extension Amendment Proposal is approved and the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?	A. The Company’s board of directors believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Conversions. The Extension would give the Company additional time to complete a business combination.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a business combination, inasmuch as the Company is also affording shareholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?	A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal.

The holders of the insider shares are not entitled to convert such shares in connection with the Extension Amendment Proposal. On the record date, the 1,375,000 insider shares represented approximately 21% of the Company’s issued and outstanding ordinary shares.

Neither the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to convert their shares. Any public shares so purchased will be voted in favor of the Extension Amendment Proposal.

Q. What vote is required to adopt the Extension Amendment Proposal?	A. Approval of the Extension Amendment Proposal will require the approval of shareholders holding 65% of the total ordinary shares issued by the Company.

Q. What if I don’t want to vote for the Extension Amendment Proposal?

A. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal.

If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the shareholders who are exercising their conversion rights.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the Extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination, although it may determine to do so in the future.

Q. What happens if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved and the Company is unable to consummate its business combination with Fusion Fuel by October 2, 2020, the Extension will not be implemented and, in accordance with our Amended M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares and representative shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, MCP V — Bushwick LLC has agreed to advance the Company the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?	A. Unless you elect to convert your shares at this meeting, you will be able to vote on any subsequently proposed business combination when it is submitted to shareholders. If you disagree with the business combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Amended M&A.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the extraordinary general meeting or by voting in person at the extraordinary general meeting. Attendance at the extraordinary general meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company located at 499 Park Avenue 12th Floor, New York, New York 10022.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

The Extension Amendment Proposal will require the approval of shareholders holding 65% of the total ordinary shares issued by the Company.

Abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A. A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least 50% of the outstanding ordinary shares on the record date are represented by shareholders present at the meeting or by proxy.

As the quorum is calculated based on the total outstanding ordinary shares, abstentions and broker non-votes will be included in the quorum calculation.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the extraordinary general meeting.

If there is no quorum, the meeting shall stand adjourned, and subject to the terms of the Amended M&A, if at the adjourned meeting a quorum is not present, the shareholders present shall be a quorum.

Q. Who can vote at the extraordinary general meeting?	A. Only holders of record of the Company’s ordinary shares at the close of business on September 4, 2020, the record date, are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. On the record date, 6,560,751 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the extraordinary general meeting or vote by proxy. Whether or not you plan to attend the extraordinary general meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the extraordinary general meeting in person?

A. In-person attendance at the extraordinary general meeting is limited due to the coronavirus pandemic and mandated social distancing protocols in New York City. If you would like to attend the extraordinary general meeting in person, you must reserve your attendance at least two (2) business days in advance of the extraordinary general meeting by contacting our counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, NY 10174, telephone (212) 818-8800. Reservations will be accepted in the order in which they are received.

For security reasons, be prepared to show a form of government-issued photo identification upon arrival. If you do not reserve your attendance in advance, you will be admitted only if space is available and you provide photo identification and satisfactory evidence that you were a shareholder as of the record date. Additionally, in accordance with federal and local guidelines, we require all persons attending the extraordinary general meeting to wear face masks. Social distancing and city and state requirements concerning occupancy will be enforced.

Q. Does the board recommend voting for the approval of the Extension Amendment Proposal?	A. Yes. After careful consideration of the terms and conditions of the proposal, the board of directors of the Company has determined that the Extension Amendment Proposal is fair to and in the best interests of the Company and its shareholders. The board of directors recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the proposal?	A. The Company’s directors, officers and their affiliates have interests in the proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and warrants that will become worthless if the Extension Amendment Proposal is not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the Extension Amendment Proposal? Do I have appraisal rights?	A. Company shareholders do not have appraisal rights in connection with the Extension Amendment Proposal.
Q. What happens to the Company’s rights and warrants if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved and the Company is unable to consummate its business combination with Fusion Fuel by October 2, 2020, the Extension will not be implemented and, in accordance with our Amended M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, your rights and warrants will become worthless.

Q. What happens to the Company’s rights and warrants if the Extension Amendment Proposal is approved?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date. The rights and warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposal will affect you as a Company shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a holder of record of Company ordinary shares, you may vote in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the extraordinary general meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I convert my ordinary shares of the Company?	A. If the Extension Amendment Proposal is approved and the Extension is implemented, each public shareholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the Extension Amendment Proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
HL Acquisitions Corp. 499 Park Avenue 12th Floor New York, New York 10022 Attn: Jeffrey Schwarz Telephone: (212) 486-8100

or

Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Toll Free Telephone: (877) 870-8565 Main Telephone: (206) 870-8565 E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a blank check company incorporated in the British Virgin Islands on February 23, 2018. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

In July 2018, we consummated our IPO of 5,500,000 units, which included a partial exercise by the underwriters of their over-allotment option in the amount of 500,000 units, with each unit consisting of one ordinary share, one right and one redeemable warrant. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $55,000,000. Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 2,375,000 private warrants at a price of $1.00 per private warrant, generating total proceeds of $2,375,000.

The prospectus for our IPO and our M&A originally provided that the we had only until January 2, 2020 to complete a business combination. On January 2, 2020, our shareholders approved an amendment to the M&A to provide that we would have until March 2, 2020 to complete an initial business combination; on March 2, 2020, the shareholders approved an amendment to the M&A to provide that we would have until July 2, 2020 to complete an initial business combination; and on July 2, 2020, the shareholders approved a further amendment to the M&A to provide that we would have until October 2, 2020 to complete an initial business combination.

On June 6, 2020, the Company entered into the Business Combination Agreement (which was amended and restated on August 25, 2020) with Fusion Fuel, Parent, Merger Sub, and the Fusion Fuel Shareholders.

The mailing address of the Company’s principal executive office is 499 Park Ave, 12th Floor, New York, NY 10022, and its telephone number is (212) 486-8100.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing the Extension Amendment Proposal to extend the date by which the Company has to consummate a business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed resolution to approve a later date to be determined as the “Extended Date”, as such term is defined in the Amended M&A of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Conversion.

The per-share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $10.57. The closing price of the Company’s ordinary shares on the record date was $____. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $___ [more][less] than if he sold his shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per-share pro rata portion of the trust account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Proposal

On June 6, 2020, the Company entered into the Business Combination Agreement (which was amended and restated on August 25, 2020) with Fusion Fuel, Parent, Merger Sub, and the Fusion Fuel Shareholders. The Company’s board of directors has determined that it may not be able to consummate the business combination with Fusion Fuel by October 2, 2020, the current deadline provided for in the Amended M&A for the Company to consummate an initial business combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a proposed business combination. Accordingly, the Company has determined to seek shareholder approval to approve the Extension Amendment Proposal in order to approve a later date to be determined as the “Extended Date”, as such term is defined in the Amended M&A in order to extend the time for closing a business combination beyond October 2, 2020 to the Extended Date. The Company and its officers and directors agreed that it would not seek to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved and the Company is unable to consummate its business combination with Fusion Fuel by October 2, 2020, the Extension will not be implemented and, in accordance with our Amended M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under British Virgin Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s rights and warrants which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, MCP V — Bushwick LLC has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, ordinary shares, rights and warrants will remain publicly traded during the extension period. The rights and warrants will continue in existence in accordance with their terms.

You are not being asked to vote on the business combination with Fusion Fuel or any other proposed transaction at this time. If the Extension Amendment Proposal is approved and the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event any business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $53.86 million that was in the trust account as of the record date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (after taking into account the conversion of public shares).

Conversion Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the extraordinary general meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

TO DEMAND CONVERSION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension and the Conversion. The requirement for physical or electronic delivery prior to the vote at the extraordinary general meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment Proposal is approved and the Extension is implemented. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment Proposal will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the extraordinary general meeting that it does not want to convert its shares, the shareholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the extraordinary general meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved or the Extension Amendment Proposal is abandoned, these shares will be redeemed in accordance with the terms of the Amended M&A promptly following the meeting, as described elsewhere herein. The Company anticipates that a public shareholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment Proposal would receive payment of the conversion price for such shares promptly after the implementation of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are converted for cash or redeemed in connection with our winding up.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $10.57 per share (which is expected to be the same approximate amount as of two business days prior to the meeting). The closing price of the Company’s ordinary shares on the record date was $___. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $____ [more][less] than if he sold his shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per-share pro rata portion of the trust account on such date.

If you exercise your conversion rights, you will be exchanging your ordinary shares of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your share certificate(s) to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or the Extension Amendment Proposal is abandoned, these shares will be redeemed in accordance with the terms of the Amended M&A promptly following the meeting as described elsewhere herein.

The Extraordinary General Meeting

Date, Time and Place.    The extraordinary general meeting of the Company’s shareholders will be held at 9:00 a.m., EST on October 2, 2020, at the offices of the Company’s U.S. counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the extraordinary general meeting, if you owned Company ordinary shares at the close of business on September 4, 2020, the record date for the extraordinary general meeting. At the close of business on the record date, there were 6,560,751 outstanding ordinary shares each of which entitles its holder to cast one vote per proposal. Company rights and warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposal being presented to shareholders at the extraordinary general meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the extraordinary general meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this extraordinary general meeting. The Company will pay that firm a $5,500 fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Approval of the Extension Amendment Proposal will require the approval of shareholders holding 65% of the total ordinary shares issued by the Company.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension Amendment Proposal is not approved and we do not consummate a business combination by October 2, 2020, the 1,375,000 insider shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 2,375,000 private warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $2,375,000. Such ordinary shares and warrants had an aggregate market value of approximately $[●] based on the last sale price of $[●] and $[●] of the ordinary shares and warrants, respectively, on Nasdaq on September 4, 2020, the record date;

●	In connection with the IPO, MCP V — Bushwick LLC, an affiliate of the Company’s Chief Executive Officer, has agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●	All rights specified in the Company’s Amended M&A relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	If the Company is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, MCP V — Bushwick LLC has agreed to pay the funds necessary to complete such liquidation and has agreed not to seek repayment for such expenses.

●	The Company’s officers and directors and their affiliates have loaned the Company an aggregate of approximately $1,827,412 as of the record date. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these loans and any future loans will not be repaid unless there are funds available outside of the trust account.

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our officers, directors and senior advisors; and

●	all our officers and directors as a group.

As of the record date, there were a total of 6,560,751 ordinary shares outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s rights or warrants as these rights and warrants are not convertible or exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Ordinary Shares
Jeffrey E. Schwarz	1,131,649	(2)	17.3%
Greg Drechsler	22,507		*
Rune Magnus Lundetrae	16,880		*
Ajay Khandelwal	16,880		*
Jonathan Guss	37,978	(3)	*
HL Acquisitions Holdings LLC	622,089	(2)	9.5%
Metropolitan Capital Partners V, LLC	408,282	(2)	6.2%
Barclays PLC	448,442	(4)	6.8%
BNP Paribas SA	468,821	(5)	7.1%
All directors and executive officers as a group (five individuals)	1,225,894		18.7%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is 499 Park Ave, 12th Floor, New York, NY 10022.
(2)	Represents shares held by HL Acquisitions Holdings LLC, an entity of which Mr. Schwarz is managing member, Metropolitan Capital Partners V, LLC, an entity controlled by Mr. Schwarz, and the Jeffrey Schwarz Children’s Trust, a trust for the benefit of Mr. Schwarz’s children. Does not include shares held by Jonathan Guss that may revert back to Mr. Schwarz in the event they do not vest pursuant to the terms of a restricted stock agreement between Mr. Schwarz and Mr. Guss. Mr. Schwarz disclaims beneficial interest of such securities except to the extent of his ultimate pecuniary interest therein.
(3)	Includes 5,907 shares held by Mr. Guss’ wife.
(4)	Information derived from ownership information published on Bloomberg.com on September 1, 2020.
(5)	Information derived from ownership information published on Bloomberg.com on September 1, 2020.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (i) with respect to 50% of the shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, and (ii) with respect to the other 50% of the shares, one year after the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property. During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales to certain permitted transferees.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company’s next annual general meeting of shareholders will likely be held on or before the Extended Date in connection with any proposed business combination. If you are a shareholder and you want to include a proposal in the proxy statement for the year next annual general meeting, you need to provide it to the Company by no later than approximately October 2, 2020. You should direct any proposals to the Company’s secretary at the Company’s principal office.

If the Extension Amendment Proposal is not approved, there will be no further annual general meetings of the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 499 Park Ave, 12th Floor, New York, NY 10022.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement.

You may obtain additional information, or additional copies of this proxy statement, at no cost, on our website at www.hlacquisitions.com and you may ask any questions you may have about the Extension Amendment Proposal by contacting us at the following address, telephone number or facsimile number:

HL Acquisitions Corp.
499 Park Ave, 12th Floor
New York, NY 10022
Tel: (212) 486-8100

You may also contact our proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than September 18, 2020.

ANNEX A

HL ACQUISITIONS CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY FROM A MEETING OF THE SHAREHOLDERS OF THE COMPANY HELD ON OCTOBER 2, 2020

Extension Amendment Proposal

It is resolved THAT the “Extended Date” for the purposes of Article 47.12 of the amended memorandum and articles of association shall be January 2, 2020.

A-1

PRELIMINARY PROXY

HL Acquisitions Corp.
499 Park Ave, 12th Floor
New York, NY 10022

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OCTOBER 2, 2020

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

HL ACQUISITIONS CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
OCTOBER 2, 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September [●], 2020, in connection with the extraordinary general meeting to be held at 9:00 a.m. EST on October 2, 2020 at the offices of Graubard Miller, 405 Lexington Avenue, New York, New York 10174, and hereby appoints Jeffrey Schwarz and Greg Drechsler, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of HL Acquisitions Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting of shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL BELOW.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on October 2, 2020: This notice of meeting and the accompany proxy statement are available at [●].

	FOR	AGAINST	ABSTAIN

Proposal 1 — Extension Amendment Proposal	☐	☐	☐

To extend the date by which the Company has to consummate a business combination from October 2, 2020 to January 2, 2020.

Dated: _________________________ 2020

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 SET FORTH HEREIN AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.